Reconciliations of Non-GAAP Financial Measures

June 30, 2025

(Unaudited)

SABRA HEALTH CARE REIT, INC.
2025 OUTLOOK

The table below sets forth our 2025 guidance (per diluted common share):

	Low	High
Net income	$0.77	$0.79
Add:
Depreciation and amortization of real estate assets	0.74	0.74
Depreciation and amortization of real estate assets related to unconsolidated joint ventures	0.03	0.03
Net loss on sales of real estate	(0.02)	(0.02)
FFO	$1.52	$1.54

Normalizing items	(0.07)	(0.07)
Normalized FFO attributable to common stockholders	$1.45	$1.47

FFO attributable to common stockholders	$1.52	$1.54
Stock-based compensation expense	0.05	0.05
Non-cash rental and related revenues	(0.06)	(0.06)
Non-cash interest expense	0.03	0.03
Other adjustments	(0.07)	(0.07)
AFFO	$1.47	$1.49

Normalizing items	0.02	0.02
Normalized AFFO attributable to common stockholders	$1.49	$1.51

Earnings guidance above assumes:
•low-single-digit Cash NOI growth for the triple-net portfolio, ignoring the impact of acquisitions and dispositions;
•low-to-mid teens Cash NOI growth for the same store Senior Housing - Managed portfolio;
•general and administrative expenses of approximately $50 million, which includes $11 million of stock-based compensation expense;
•cash interest expense of approximately $102 million;
•weighted average share count of approximately 241.5 million and 242.5 million for Normalized FFO and Normalized AFFO, respectively;
•no tenants are placed on cash-basis or moved to accrual-basis for revenue recognition after June 30, 2025; and
•only investments, dispositions and capital markets activity completed as of August 4, 2025.

The foregoing guidance ranges reflect management's view of current and future market conditions. There can be no assurance that the Company's actual results will not differ materially from the estimates set forth above. Except as otherwise required by law, the Company assumes no, and hereby disclaims any, obligation to update any of the foregoing guidance ranges as a result of new information or new or future developments.

See reporting definitions.                        2

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
FFO, Normalized FFO, AFFO and Normalized AFFO
(dollars in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Net income	$65,542	$23,975	$105,846	$50,229
Add:
Depreciation and amortization of real estate assets	43,586	41,681	87,080	84,595
Depreciation and amortization of real estate assets related to unconsolidated joint ventures	2,043	2,208	4,223	4,437
Net gain loss on sales of real estate	(9,974)	(1,776)	(9,974)	(1,776)
Impairment of real estate	4,103	15,335	4,103	18,472
FFO	$105,300	$81,423	$191,278	$155,957
(Recoveries) write-offs of cash and straight-line rental income receivable and lease intangibles	(1,463)	—	(1,463)	2,921
Recovery of loan losses	(227)	(161)	(400)	(298)
Other normalizing items (1)	(14,451)	1,274	(14,449)	2,395
Normalized FFO	$89,159	$82,536	$174,966	$160,975
FFO	$105,300	$81,423	$191,278	$155,957
Stock-based compensation expense	2,704	1,341	5,415	3,862
Non-cash rental and related revenues	(3,903)	(2,387)	(6,331)	(1,796)
Non-cash interest expense	1,726	3,068	3,455	6,139
Recovery of loan losses	(227)	(161)	(400)	(298)
Other adjustments related to unconsolidated joint ventures	128	135	19	288
Other adjustments (2)	(16,528)	434	(16,082)	851
AFFO	$89,200	$83,853	$177,354	$165,003
Other normalizing items (1)	2,441	1,126	2,525	2,232
Normalized AFFO	$91,641	$84,979	$179,879	$167,235
Amounts per diluted common share:
Net income	$0.27	$0.10	$0.44	$0.22
FFO	$0.44	$0.35	$0.79	$0.67
Normalized FFO	$0.37	$0.35	$0.73	$0.69
AFFO	$0.37	$0.36	$0.73	$0.70
Normalized AFFO	$0.38	$0.36	$0.74	$0.71
Weighted average number of common shares outstanding, diluted:
Net income, FFO and Normalized FFO	240,929,866	233,750,823	240,711,387	233,583,871
AFFO and Normalized AFFO	241,996,970	234,907,744	241,865,769	234,821,672

(1)     Other normalizing items for FFO for the three and six months ended June 30, 2025 include a $17.2 million gain reclassified from other comprehensive loss related to six previously terminated interest rate swaps as the related forecasted transactions were determined to be probable not to occur and $3.2 million of transition expenses related to the transition of Senior Housing - Managed communities to new operators. Other normalizing items for AFFO for the three and six months ended June 30, 2025 include $3.2 million of transition expenses related to the transition of Senior Housing - Managed communities to new operators. In addition, other normalizing items for FFO and AFFO include triple-net operating expenses, net of recoveries.
(2)    Other adjustments for the three and six months ended June 30, 2025 include a $17.2 million gain reclassified from other comprehensive loss related to six terminated interest rate swaps as the related forecasted transactions were determined to be probable not to occur.
See reporting definitions.                        3

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
EBITDA, Adjusted EBITDA, Adjusted EBITDA, as adjusted and Adjusted EBITDA, as adjusted, annualized
Net Debt and Net Debt to Adjusted EBITDA
(in thousands)

Three Months Ended
June 30, 2025
Net income	$65,542
Interest	27,548
Income tax expense	497
Depreciation and amortization	43,586
EBITDA	137,173
Income from unconsolidated joint ventures	(832)
Distributions from unconsolidated joint ventures	2,233
Stock-based compensation expense	2,704
Acquisition and transaction costs	462
Recoveries of non-cash revenue and loan losses	(2,155)
Impairment of real estate	4,103
Other income	(14,632)
Net gain on sales of real estate	(9,974)
Adjusted EBITDA (1)	119,082
Adjustments for current period activity (2)	(666)
Adjusted EBITDA, as adjusted	$118,416
Adjusted EBITDA, as adjusted, annualized	$473,664

June 30, 2025
Secured debt	$45,072
Revolving credit facility	163,023
Term loans	539,860
Senior unsecured notes	1,750,000
Consolidated Debt	2,497,955
Cash and cash equivalents (3)	(128,697)
Net Debt	$2,369,258

June 30, 2025
Net Debt	$2,369,258
Adjusted EBITDA, as adjusted, annualized	$473,664
Net Debt to Adjusted EBITDA	5.00x

(1)    Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation and amortization (“EBITDA”) excluding the impact of merger-related costs, stock-based compensation expense under the Company’s long-term equity award program and loan loss reserves.
(2)    Adjustments for current period activity give effect to the acquisitions and dispositions completed during the period as though such acquisitions and dispositions were completed as of the beginning of the period and adjust for certain income and expense items that the Company does not believe are indicative of its operating results for the current period.
(3)    Includes $33.5 million of net proceeds received on July 1, 2025 related to dispositions that closed on June 30, 2025.
See reporting definitions.                        4

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Consolidated Statements of Income
Supplemental Information
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Cash rental income	$92,397	$93,527	$182,468	$182,563
Straight-line rental income	1,382	1,176	2,671	2,295
Recoveries (write-offs) of cash and straight-line rental income receivable and lease intangibles	1,463	—	1,463	(2,921)
Above/below market lease amortization	1,059	1,211	2,198	2,422
Operating expense recoveries	3,522	3,182	7,060	6,513
Rental and related revenues	$99,823	$99,096	$195,860	$190,872

See reporting definitions.                        5

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Senior Housing - Managed Revenues and Cash NOI
(in thousands)

	Three Months Ended
	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025
Revenues:
Resident fees and services	$67,939	$73,746	$76,865	$77,447	$78,985
Income (loss) from unconsolidated joint ventures:
Resident fees and services	10,453	10,772	10,646	10,192	10,989
Resident fees and services not included in same store (1)	(11,687)	(16,439)	(17,983)	(17,864)	(19,534)
Same store resident fees and services	$66,705	$68,079	$69,528	$69,775	$70,440

Net income	$23,975	$29,788	$46,695	$40,304	$65,542
Adjustments:
Net income not related to Senior Housing - Managed	(17,589)	(22,789)	(36,888)	(32,747)	(56,463)
Depreciation and amortization	11,278	12,727	12,538	13,654	14,372
Other income	—	—	(1,334)	—	(1,038)
Loss (income) from unconsolidated joint ventures	(80)	(214)	96	(218)	(832)
Sabra's share of unconsolidated joint ventures' Net Operating Income	3,236	3,408	3,131	3,202	3,713
Net Operating Income	$20,820	$22,920	$24,238	$24,195	$25,294
Non-cash revenue adjustments	—	—	(90)	(137)	51
Cash Net Operating Income	$20,820	$22,920	$24,148	$24,058	$25,345
Cash Net Operating Income not included in same store (1)	(1,692)	(3,389)	(3,515)	(2,952)	(2,944)
Same store Cash Net Operating Income	$19,128	$19,531	$20,633	$21,106	$22,401

(1)    Includes adjustments for changes in the foreign currency exchange rate where applicable by applying the average exchange rate for the current period to prior period results.
See reporting definitions.                        6

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI by Property Type
(in thousands)

	Three Months Ended June 30, 2025
	Skilled Nursing/ Transitional Care	Senior Housing				Behavioral Health	Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed Consolidated	Senior Housing - Managed Unconsolidated	Total Senior Housing			Other	Corporate	Total
Net income (loss)	$53,453	$6,366	$8,247	$832	$15,445	$9,301	$3,354	$10,342	$(26,353)	$65,542
Adjustments:
Depreciation and amortization	20,430	3,692	14,372	—	18,064	3,537	1,461	—	94	43,586
Interest	195	207	—	—	207	—	—	—	27,146	27,548
General and administrative	—	—	—	—	—	—	—	—	12,514	12,514
Recovery of loan losses	—	—	—	—	—	—	—	—	(227)	(227)
Impairment of real estate	4,103	—	—	—	—	—	—	—	—	4,103
Other income	—	—	(1,038)	—	(1,038)	—	—	—	(13,671)	(14,709)
Net gain on sales of real estate	(8,246)	—	—	—	—	(1,728)	—	—	—	(9,974)
Income from unconsolidated joint ventures	—	—	—	(832)	(832)	—	—	—	—	(832)
Income tax expense	—	—	—	—	—	—	—	—	497	497
Sabra’s share of unconsolidated joint ventures’ Net Operating Income	—	—	—	3,713	3,713	—	—	—	—	3,713
Net Operating Income	$69,935	$10,265	$21,581	$3,713	$35,559	$11,110	$4,815	$10,342	$—	$131,761
Non-cash revenue and expense adjustments	(4,998)	1,185	—	51	1,236	(99)	13	3	—	(3,845)
Cash Net Operating Income	$64,937	$11,450	$21,581	$3,764	$36,795	$11,011	$4,828	$10,345	$—	$127,916

         See reporting definitions.                                  7

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI, Annualized Cash NOI and Annualized Cash NOI, as adjusted by Property Type
(in thousands)

	Six Months Ended June 30, 2025
	Skilled Nursing/ Transitional Care	Senior Housing				Behavioral Health	Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed Consolidated	Senior Housing - Managed Unconsolidated	Total Senior Housing			Other	Corporate	Total
Net income (loss)	$97,609	$14,119	$15,586	$1,050	$30,755	$16,470	$6,685	$20,401	$(66,074)	$105,846
Adjustments:
Depreciation and amortization	41,301	7,559	28,026	—	35,585	7,080	2,923	—	191	87,080
Interest	392	416	—	—	416	—	—	—	53,840	54,648
General and administrative	—	—	—	—	—	—	—	—	25,242	25,242
Recovery of loan losses	—	—	—	—	—	—	—	—	(400)	(400)
Impairment of real estate	4,103	—	—	—	—	—	—	—	—	4,103
Other income	—	—	(1,038)	—	(1,038)	—	—	—	(13,709)	(14,747)
Net gain on sales of real estate	(8,246)	—	—	—	—	(1,728)	—	—	—	(9,974)
Income from unconsolidated joint ventures	—	—	—	(1,050)	(1,050)	—	—	—	—	(1,050)
Income tax expense	—	—	—	—	—	—	—	—	910	910
Sabra’s share of unconsolidated joint ventures’ Net Operating Income	—	—	—	6,915	6,915	—	—	—	—	6,915
Net Operating Income	$135,159	$22,094	$42,574	$6,915	$71,583	$21,822	$9,608	$20,401	$—	$258,573
Non-cash revenue and expense adjustments	(6,490)	373	—	(86)	287	(250)	45	7	—	(6,401)
Cash Net Operating Income	$128,669	$22,467	$42,574	$6,829	$71,870	$21,572	$9,653	$20,408	$—	$252,172
Annualizing adjustments (1)	122,357	21,785	46,386	8,229	76,400	22,038	9,658	16,098	—	246,551
Annualized Cash Net Operating Income	$251,026	$44,252	$88,960	$15,058	$148,270	$43,610	$19,311	$36,506	$—	$498,723
Reallocation adjustments (2)	1,778	6,734	—	—	6,734	24,426	—	(32,938)	—	—
Annualized Cash Net Operating Income, as adjusted	$252,804	$50,986	$88,960	$15,058	$155,004	$68,036	$19,311	$3,568	$—	$498,723

(1)    Represents the annual effect of acquisitions, dispositions, lease modifications and scheduled rent increases completed during the period and mathematical adjustments needed to make Cash Net Operating Income for the period representative of Cash Net Operating Income for a full year.
(2)    Adjustments to reflect Annualized Cash Net Operating Income from mortgage and construction loans receivable and preferred equity investments in the related asset class of the underlying real estate.
         See reporting definitions.                                  8

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Annualized Cash NOI by Payor Source
(in thousands)

	Six Months Ended June 30, 2025
	Private Payors	Non-Private Payors	Other	Corporate	Total
Net income (loss)	$58,610	$92,909	$20,401	$(66,074)	$105,846
Adjustments:
Depreciation and amortization	46,247	40,642	—	191	87,080
Interest	413	395	—	53,840	54,648
General and administrative	—	—	—	25,242	25,242
Recovery of loan losses	—	—	—	(400)	(400)
Impairment of real estate	817	3,286	—	—	4,103
Other income	(1,038)	—	—	(13,709)	(14,747)
Net gain on sales of real estate	(5,199)	(4,775)	—	—	(9,974)
Income from unconsolidated joint ventures	(1,050)	—	—	—	(1,050)
Income tax expense	—	—	—	910	910
Sabra’s share of unconsolidated joint ventures’ Net Operating Income	6,915	—	—	—	6,915
Net Operating Income	$105,715	$132,457	$20,401	$—	$258,573
Non-cash revenue and expense adjustments	(924)	(5,484)	7	—	(6,401)
Cash Net Operating Income	$104,791	$126,973	$20,408	$—	$252,172
Annualizing adjustments (1)	108,157	122,296	16,098	—	246,551
Annualized Cash Net Operating Income	$212,948	$249,269	$36,506	$—	$498,723

(1)    Represents the annual effect of acquisitions, dispositions, lease modifications and scheduled rent increases completed during the period and mathematical adjustments needed to make Cash Net Operating Income for the period representative of Cash Net Operating Income for a full year.
         See reporting definitions.                                  9

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Annualized Cash NOI by Relationship
(in thousands)

	Six Months Ended June 30, 2025
	Avamere Family of Companies	Ensign Group	Signature Healthcare	Signature Behavioral	Recovery Centers of America	The McGuire Group	All Other Relationships	Corporate	Total
Net income (loss)	$18,597	$14,199	$14,452	$12,247	$12,704	$7,190	$92,531	$(66,074)	$105,846
Adjustments:
Depreciation and amortization	5,652	6,495	6,025	4,478	1,083	3,563	59,593	191	87,080
Interest	—	—	—	—	—	—	808	53,840	54,648
General and administrative	—	—	—	—	—	—	—	25,242	25,242
Recovery of loan losses	—	—	—	—	—	—	—	(400)	(400)
Impairment of real estate	—	—	—	—	—	—	4,103	—	4,103
Other income	—	—	—	—	—	—	(1,038)	(13,709)	(14,747)
Net gain on sales of real estate	—	—	—	—	—	—	(9,974)	—	(9,974)
Income from unconsolidated joint ventures	—	—	—	—	—	—	(1,050)	—	(1,050)
Income tax expense	—	—	—	—	—	—	—	910	910
Sabra’s share of unconsolidated joint ventures’ Net Operating Income	—	—	—	—	—	—	6,915	—	6,915
Net Operating Income	$24,249	$20,694	$20,477	$16,725	$13,787	$10,753	$151,888	$—	$258,573
Non-cash revenue and expense adjustments	(3,211)	39	6	(138)	(54)	(1,777)	(1,266)	—	(6,401)
Cash Net Operating Income	$21,038	$20,733	$20,483	$16,587	$13,733	$8,976	$150,622	$—	$252,172
Annualizing adjustments (1)	20,981	20,863	19,698	17,136	13,732	9,033	145,108	—	246,551
Annualized Cash Net Operating Income	$42,019	$41,596	$40,181	$33,723	$27,465	$18,009	$295,730	$—	$498,723

(1)    Represents the annual effect of acquisitions, dispositions, lease modifications and scheduled rent increases completed during the period and mathematical adjustments needed to make Cash Net Operating Income for the period representative of Cash Net Operating Income for a full year.
         See reporting definitions.                                  10

SABRA HEALTH CARE REIT, INC.
REPORTING DEFINITIONS
Adjusted EBITDA. Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation and amortization (“EBITDA”) excluding the impact of merger-related costs, stock-based compensation expense under the Company's long-term equity award program, and loan loss reserves. Adjusted EBITDA is an important non-GAAP supplemental measure of operating performance.
Annualized Cash Net Operating Income (“Annualized Cash NOI”). The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers Annualized Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Annualized Cash NOI as Annualized Revenues less operating expenses and non-cash revenues and expenses. Annualized Cash NOI excludes all other financial statement amounts included in net income.
Annualized Revenues. The annual contractual rental revenues under leases and interest and other income generated by the Company’s loans receivable and other investments based on amounts invested and applicable terms as of the end of the period presented. Annualized Revenues do not include tenant recoveries and are adjusted to reflect actual payments received related to the twelve months ended at the end of the respective period for leases no longer accounted for on an accrual basis.
Behavioral Health. Includes behavioral hospitals that provide inpatient and outpatient care for patients with mental health conditions, chemical dependence or substance addictions and addiction treatment centers that provide treatment services for chemical dependence and substance addictions, which may include inpatient care, outpatient care, medical detoxification, therapy and counseling.
Cash Net Operating Income (“Cash NOI”). The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Cash NOI as total revenues less operating expenses and non-cash revenues and expenses. Cash NOI excludes all other financial statement amounts included in net income.
Consolidated Debt. The principal balances of the Company’s revolving credit facility, term loans, senior unsecured notes, and secured indebtedness as reported in the Company’s consolidated financial statements.
Funds From Operations (“FFO”) and Adjusted Funds from Operations (“AFFO”). The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company also believes that funds from operations, or FFO, as defined in accordance with the definition used by the National Association of Real Estate Investment Trusts (“Nareit”), and adjusted funds from operations, or AFFO (and related per share amounts) are important non-GAAP supplemental measures of the Company’s operating performance. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market and other conditions, presentations of operating results for a real estate investment trust that uses historical cost accounting for depreciation could be less informative. Thus, Nareit created FFO as a supplemental measure of operating performance for real estate investment trusts that excludes historical cost depreciation and amortization, among other items, from net income, as defined by GAAP. FFO is defined as net income, computed in accordance with GAAP, excluding gains or losses from real estate dispositions and the Company’s share of gains or losses from real estate dispositions related to its unconsolidated joint ventures, plus real estate depreciation and amortization, net of amounts related to noncontrolling interests, plus the Company’s share of depreciation and amortization related to its unconsolidated joint ventures, and real estate impairment charges of both consolidated and unconsolidated entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. AFFO is defined as FFO excluding stock-based compensation expense, non-cash rental and related revenues, non-cash interest income, non-cash interest expense, non-cash portion of loss on extinguishment of debt, provision for (recovery of) loan losses and other reserves, non-cash lease termination income and deferred income taxes, as well as other non-cash revenue and expense items (including noncapitalizable acquisition costs, transaction costs related to operator transitions and organizational or other restructuring activities, gain/loss on derivative instruments, and non-cash revenue and expense amounts related to noncontrolling interests) and the Company’s share of non-cash adjustments related to its unconsolidated joint ventures. The Company believes that the use of FFO and AFFO (and the related per share amounts), combined with the required GAAP presentations, improves the understanding of the Company’s operating results among investors and makes comparisons of operating results among real estate investment trusts more meaningful. The Company considers FFO and AFFO to be useful measures for reviewing comparative operating and financial performance because, by excluding the applicable items listed above, FFO and AFFO can help investors compare the operating performance of the Company between periods or as compared to other companies. While FFO and AFFO are relevant and widely used measures of operating performance of real estate investment trusts, they do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. FFO and AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of FFO and AFFO may not be comparable to FFO and AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current Nareit definition or that interpret the current Nareit definition or define AFFO differently than the Company does.
Net Debt. The principal balances of the Company’s revolving credit facility, term loans, senior unsecured notes, and secured indebtedness as reported in the Company’s consolidated financial statements, net of cash and cash equivalents as reported in the Company’s consolidated financial statements.
Net Debt to Adjusted EBITDA. Net Debt to Adjusted EBITDA is calculated as Net Debt divided by Annualized Adjusted EBITDA, which is Adjusted EBITDA, as adjusted for annualizing adjustments that give effect to the acquisitions and dispositions completed during the respective period as though such acquisitions and dispositions were completed as of the beginning of the period presented.
Net Operating Income (“NOI”). The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines NOI as total revenues less operating expenses. NOI excludes all other financial statement amounts included in net income.
         See reporting definitions.                                  11

SABRA HEALTH CARE REIT, INC.
REPORTING DEFINITIONS
Normalized FFO and Normalized AFFO. Normalized FFO and Normalized AFFO represent FFO and AFFO, respectively, adjusted for certain income and expense items that the Company does not believe are indicative of its ongoing operating results. The Company considers Normalized FFO and Normalized AFFO to be useful measures to evaluate the Company’s operating results excluding these income and expense items to help investors compare the operating performance of the Company between periods or as compared to other companies. Normalized FFO and Normalized AFFO do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. Normalized FFO and Normalized AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of Normalized FFO and Normalized AFFO may not be comparable to Normalized FFO and Normalized AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current Nareit definition or that interpret the current Nareit definition or define FFO and AFFO or Normalized FFO and Normalized AFFO differently than the Company does.
Senior Housing. Senior Housing communities include independent living, assisted living, continuing care retirement and memory care communities.
Senior Housing - Managed. Senior Housing communities operated by third-party property managers pursuant to property management agreements.
Skilled Nursing/Transitional Care. Skilled Nursing/Transitional Care facilities include skilled nursing, transitional care, multi-license designation and mental health facilities.
Specialty Hospitals and Other. Includes acute care, long-term acute care and rehabilitation hospitals, facilities that provide residential services, which may include assistance with activities of daily living, and other facilities not classified as Skilled Nursing/Transitional Care, Senior Housing or Behavioral Health.
         See reporting definitions.                                  12